                                                                    EXHIBIT 99.1

            [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

                               November 30, 1999

Mr. Leo E. Woodard
Coral Reserves
Suite 600
119 North Robinson
Oklahoma City, Oklahoma 73102

Dear Mr. Woodard:

          In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the Coral Reserves (Coral) interest in certain oil and gas properties located in the United States as listed in the accompanying tabulations. As requested, lease and well operating costs do not include the per-well overhead expenses allowed under the joint operating agreements for those properties operated by Coral. This report has been prepared using constant prices and costs specified by Coral as set forth in this letter.

          As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the Coral interest, as of September 30, 1999, to be:

                                          Net Reserves                  Future Net Revenue
                              ------------------------------    ------------------------------------
                                   Oil              Gas                              Present Worth
    Category/(1)/               (Barrels)          (MCF)             Total              at 10%
----------------------        ------------     -------------    ---------------    -----------------
Exchange Developed
 Producing                       1,185,229        31,052,012     $   62,256,800     $     35,976,100
 Non-Producing                     107,597         2,616,494          6,032,400            2,314,800
Exchange Undeveloped               190,141         5,071,842          8,232,100            3,234,800
                              ------------     -------------    ---------------    -----------------

   Total Exchange                1,482,967        38,740,348     $   76,521,300     $     41,525,700

/(1)/ In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

          The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

          As shown in the Table of Contents, this report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the Coral interest is prior to deducting state production taxes and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Coral. For non-operated properties these costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. As requested, lease and well operating costs for the operated properties include only direct lease and field level costs. Headquarters general and administrative overhead expenses of Coral are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the Coral interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on Coral receiving its net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Coral Reserves, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                        Very truly yours,

                                        /s/ Frederic D. Sewell

             [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


                               November 30, 1999


Mr. Leo E. Woodard
Coral Reserves
Suite 600
119 North Robinson
Oklahoma City, Oklahoma 73102

Dear Mr. Woodard:

     In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the Indian Oil Company (Indian) interest in certain oil and gas properties located in the United States as listed in the accompanying tabulations. This report has been prepared using constant prices and costs specified by Coral Reserves as set forth in this letter.

     As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the Indian interest, as of September 30, 1999, to be:

                                              Net Reserves                          Future Net Revenue
                                   ------------------------------------   ----------------------------------------------
                                         Oil                 Gas                                      Present Worth
     Category/(1)/                    (Barrels)             (MCF)                Total                   at 10%
-----------------------            ---------------   ------------------   --------------------      --------------------

Exchange Developed
  Producing                                517,748           34,642,743            $58,301,700               $33,993,500
  Non-Producing                             13,622            1,786,364              2,667,500                 1,384,100
Exchange Undeveloped                       129,504           19,669,359             26,658,500                10,090,200
                                   ---------------   ------------------   --------------------      --------------------
     Total Exchange                        660,874           56,098,466            $87,627,700               $45,467,800

/(1)/ In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

     The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

     As shown in the Table of Contents, this report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the Indian interest is prior to deducting state production taxes and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral Reserves. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Indian. For non-operated properties these costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. As requested, lease and well operating costs for the operated properties include only direct lease and field level costs. Headquarters general and administrative overhead expenses of Indian are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the Indian interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on Indian receiving its net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Indian Oil Company, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                        Very truly yours,

                                        /s/ Frederic D. Sewell

             [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


                            November 30, 1999


Mr. Leo E. Woodard
Coral Reserves
Suite 600
119 North Robinson
Oklahoma City, Oklahoma 73102

Dear Mr. Woodard:

     In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the combined interests of Coral Reserves (Coral) and Indian Oil Company (Indian) in certain oil and gas properties located in the United States as listed in the accompanying tabulations. This report has been prepared using constant prices and costs specified by Coral as set forth in this letter.

     As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the combined interests of Coral and Indian, as of September 30, 1999, to be:

                                               Net Reserves                              Future Net Revenue
                                    -------------------------------------   ----------------------------------------------
                                          Oil                  Gas                                      Present Worth
     Category/(1)/                     (Barrels)              (MCF)                 Total                  at 10%
-----------------------------       ----------------   ------------------   --------------------  ------------------------
Exchange Developed
  Producing                               1,702,977          65,694,755           $120,558,500                $69,969,600
  Non-Producing                             121,219           4,402,858              8,699,900                  3,698,900
Exchange Undeveloped                        319,645          24,741,201             34,890,600                 13,325,000
                                    ----------------   ------------------   --------------------  ------------------------
     Total Exchange                       2,143,841          94,838,814           $164,149,000                $86,993,500

/(1)/ In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

     The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

     As shown in the Table of Contents, this report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection. Computer printouts of the projections for the individual leases are provided under separate cover.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the Coral and Indian interests is prior to deducting state production taxes and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Coral and Indian. For non-operated properties these costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. As requested, lease and well operating costs for the operated properties include only direct lease and field level costs. Headquarters general and administrative overhead expenses of Coral or Indian are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the Coral or Indian interests. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on Coral and Indian receiving their net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Coral Reserves, Indian Oil Company, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                        Very truly yours,

                                        /s/ Frederic D. Sewell

             [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


                            November 30, 1999


Mr. Leo E. Woodard
Coral Reserves
119 North Robinson, Suite 600
Oklahoma City, Oklahoma 73102

Dear Mr. Woodard:

     In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the Coral Reserves Group, LTD. (Coral LTD) interest in certain oil and gas properties located in the United States as listed in the accompanying tabulations. As requested, lease and well operating costs for all properties include the per-well overhead expenses allowed under joint operating agreements. This report has been prepared using constant prices and costs specified by Coral Reserves (Coral) as set forth in this letter.

     As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the Coral LTD interest, as of September 30, 1999, to be:

                                               Net Reserves                         Future Net Revenue
                                    --------------------------------  -----------------------------------------------
                                           Oil              Gas                                   Present Worth
     Category/(1)/                      (Barrels)          (MCF)             Total                    at 10%
----------------------------        ----------------    ------------  -------------------   -------------------------
Exchange Developed
  Producing                                  7,717          372,341            $772,900                   $410,000
  Non-Producing                              2,267            8,797              36,500                     16,400
Exchange Undeveloped                         4,313          118,750             177,900                     64,500
                                    ----------------    ------------  -------------------   -------------------------
     Total Exchange                         14,297          499,888            $987,300                   $490,900

/(1)/ In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

          The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

          This report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. As requested, also included is a table showing future net revenue and present worth at 10 percent attributable to the per-well overhead expenses received from other working interest owners for those properties operated by Coral LTD. For the purposes of this report, the term "lease" refers to a single economic projection.

[LOGO OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the Coral LTD interest is prior to deducting state production taxes and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Coral. These costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. Headquarters general and administrative overhead expenses of Coral LTD or Coral are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the Coral LTD interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on Coral LTD receiving its net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

[LOGO OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Coral Reserves, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                        Very truly yours,

                                        /s/ Frederic D. Sewell

             [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]




                               November 30, 1999

Mr. Leo E. Woodard
Coral Reserves
Suite 600
119 North Robinson
Oklahoma City, Oklahoma 73102

Dear Mr. Woodard:

     In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the Coral Reserves Natural Gas Income Fund 1990 Limited Partnership (1990 LP) interest in certain oil and gas properties located in the United States as listed in the accompanying tabulations. As requested, lease and well operating costs for all properties include the per-well overhead expenses allowed under joint operating agreements. This report has been prepared using constant prices and costs specified by Coral Reserves (Coral) as set forth in this letter.

     As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the 1990 LP interest, as of September 30, 1999, to be:

                                            Net Reserves                       Future Net Revenue
                                ----------------------------------------------------------------------------
                                     Oil                Gas                                  Present Worth
       Category/(1)/              (Barrels)            (MCF)                 Total              at 10%
------------------------        ------------      ---------------        -------------      ----------------

Exchange Developed
 Producing                         10,729            1,745,316             $2,957,900          $1,905,700
 Non-Producing                        470              124,332                160,200              61,700
Exchange Undeveloped                2,262              273,792                302,800             110,100
                                ------------      ---------------        -------------      ----------------
   Total Exchange                  13,461            2,143,440             $3,420,900          $2,077,500

/(1)/ In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

     The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

     This report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the 1990 LP interest is prior to deducting state production taxes and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Coral. These costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. Headquarters general and administrative overhead expenses of 1990 LP or Coral are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the 1990 LP interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on the 1990 LP receiving its net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Coral Reserves, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                   Very truly yours,


                                   /s/ Frederic D. Sewell

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]





                          November 30, 1999

Mr. Leo E. Woodard
Coral Reserves
Suite 600
119 North Robinson
Oklahoma City, Oklahoma  73102

Dear Mr. Woodard:


     In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the Coral Reserves Natural Gas Income Fund 1991 Limited Partnership (1991 LP) interest in certain oil and gas properties located in the United States as listed in the accompanying tabulations. This report has been prepared using constant prices and costs specified by Coral Reserves (Coral) as set forth in this letter.

     As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the 1991 LP interest, as of September 30, 1999, to be:

                                                 Net Reserves                           Future Net Revenue
                                    --------------------------------             ---------------------------------------
                                           Oil                 Gas                                        Present Worth
    Category/(1)/                       (Barrels)             (MCF)                   Total                  at 10%
-------------------                 ---------------        -----------           --------------         ----------------
Exchange Developed
  Producing                                  53,624           2,131,729              $3,992,900                $2,478,700
  Non-Producing                                 258             138,343                 163,400                    63,400
Exchange Undeveloped                            942             277,936                 338,400                   127,300
                                    ---------------        ------------          --------------         -----------------
  Total Exchange                             54,824           2,548,008              $4,494,700                $2,669,400

/(1)/ In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

          The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

          This report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the 1991 LP interest is prior to deducting state production taxes and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Coral. These costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. Headquarters general and administrative overhead expenses of 1991 LP or Coral are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the 1991 LP interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on the 1991 LP receiving its net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Coral Reserves, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                 Very truly yours,

                                 /s/ Frederic D. Sewell

             [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

                               November 30, 1999


Mr. Leo E. Woodard
Coral Reserves
Suite 600
119 North Robinson
Oklahoma City, Oklahoma  73102

Dear Mr. Woodard:

     In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the Coral Reserves Natural Gas Income Fund 1992 Limited Partnership (1992 LP) interest in certain oil and gas properties located in the United States as listed in the accompanying tabulations. As requested, lease and well operating costs for all properties include the per-well overhead expenses allowed under joint operating agreements. This report has been prepared using constant prices and costs specified by Coral Reserves (Coral) as set forth in this letter.

     As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the 1992 LP interest, as of September 30, 1999, to be:

                                                    Net Reserves                             Future Net Revenue
                                           ------------------------------             -----------------------------------
                                               Oil                 Gas                                     Present Worth
     Category/(1)/                          (Barrels)             (MCF)                 Total                  at 10%
----------------------                      --------            ---------             ----------          ---------------
Exchange Developed
  Producing                                  184,554            4,254,042            $ 8,387,500              $4,851,200
  Non-Producing                                4,517              414,381                748,700                 247,400
Exchange Undeveloped                           5,932            1,102,577              1,398,600                 399,200
                                            --------            ---------             ----------               ---------
    Total Exchange                           195,003            5,771,000            $10,534,800              $5,497,800


(1) In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

          The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

          This report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the 1992 LP interest is prior to deducting state production taxes and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Coral. These costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. Headquarters general and administrative overhead expenses of 1992 LP or Coral are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the 1992 LP interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on the 1992 LP receiving its net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Coral Reserves, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                 Very truly yours,

                                 /s/ Frederic D. Sewell

            [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


                               November 30, 1999


Mr. Leo E. Woodard
Coral Reserves
Suite 600
119 North Robinson
Oklahoma City, Oklahoma 73102

Dear Mr. Woodard:

     In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the Coral Reserves Natural Gas Income Fund 1993 Limited Partnership (1993 LP) interest in certain oil and gas properties located in the United States as listed in the accompanying tabulations. As requested, lease and well operating costs for all properties include the per-well overhead expenses allowed under joint operating agreements. This report has been prepared using constant prices and costs specified by Coral Reserves (Coral) as set forth in this letter.

     As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the 1993 LP interest, as of September 30, 1999, to be:

                                                Net Reserves                    Future Net Revenue
                                    ------------------------------   ----------------------------------------------
                                           Oil             Gas                                   Present Worth
     Category/(1)/                      (Barrels)         (MCF)             Total                   at 10%
-------------------------           ----------------   -----------   --------------------  ------------------------
Exchange Developed
  Producing                                  257,633     4,000,585             $7,853,000                $4,560,300
  Non-Producing                                2,873        59,394                217,500                    75,000
Exchange Undeveloped                          45,102       343,730                703,100                   116,100
                                    ----------------   -----------   --------------------  ------------------------
     Total Exchange                          305,608     4,403,709             $8,773,600                $4,751,400

/(1)/ In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

     The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

     This report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the 1993 LP interest is prior to deducting state production taxes and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Coral. These costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. Headquarters general and administrative overhead expenses of 1993 LP or Coral are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the 1993 LP interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on the 1993 LP receiving its net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Coral Reserves, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                   Very truly yours,

                                   /s/ Frederic D. Sewell

             [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]



                               November 30, 1999


Mr. Leo E. Woodard
Coral Reserves
Suite 600
119 North Robinson
Oklahoma City, Oklahoma 73102

Dear Mr. Woodard:


     In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the Coral Reserves 1993 Institutional Limited Partnership (1993-I LP) interest in certain oil and gas properties located in the United States as listed in the accompanying tabulations. As requested, lease and well operating costs for all properties include the per-well overhead expenses allowed under joint operating agreements. This report has been prepared using constant prices and costs specified by Coral Reserves (Coral) as set forth in this letter.

     As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the 1993-I LP interest, as of September 30, 1999, to be:

                                         Net Reserves                Future Net Revenue
                                  -------------------------   --------------------------------
                                     Oil          Gas                          Present Worth
      Category/(1)/               (Barrels)      (MCF)             Total          at 10%
------------------------          ----------  -------------   -------------  -----------------
Exchange Developed
 Producing                          90,208     1,612,620         $3,500,200       $2,052,000
 Non-Producing                       1,134        56,228             97,400           29,600
Exchange Undeveloped                19,554        56,951            219,500           17,700
                                   -------     ---------         ----------       ----------

   Total Exchange                  110,896     1,725,799         $3,817,100       $2,099,300

/(1)/ In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

     The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

     This report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.

             [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the 1993-I LP interest is prior to deducting state production taxes and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Coral. These costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. Headquarters general and administrative overhead expenses of 1993-I LP or Coral are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the 1993-I LP interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on the 1993-I LP receiving its net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

             [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Coral Reserves, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                   Very truly yours,


                                   /s/ Frederic D. Sewell

             [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]



                               November 30, 1999

Mr. Leo E. Woodard
Coral Reserves
Suite 600
119 North Robinson
Oklahoma City, Oklahoma 73102

Dear Mr. Woodard:

     In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the Coral Reserves Energy Income Fund 1995 Limited Partnership (1995 LP) interest in certain oil and gas properties located in the United States as listed in the accompanying tabulations. As requested, lease and well operating costs for all properties include the per-well overhead expenses allowed under joint operating agreements. This report has been prepared using constant prices and costs specified by Coral Reserves (Coral) as set forth in this letter.

     As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the 1995 LP interest, as of September 30, 1999, to be:

                                              Net Reserves                         Future Net Revenue
                                   ---------------------------------      ------------------------------------
                                       Oil                 Gas                                 Present Worth
    Category/(1)/                   (Barrels)             (MCF)                 Total             at 10%
----------------------             --------------      -------------      -----------------   ----------------

Exchange Developed
 Producing                            182,812            5,010,743            $ 8,762,500         $5,253,800
 Non-Producing                         55,366              285,426              1,250,500            362,100
Exchange Undeveloped                   13,821            1,218,505              1,585,700            700,100
                                   --------------      -------------      -----------------   ----------------

   Total Exchange                     251,999            6,514,674            $11,598,700         $6,316,000

/(1)/ In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

     The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

     This report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the 1995 LP interest is prior to deducting state production taxes and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Coral. These costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. Headquarters general and administrative overhead expenses of 1995 LP or Coral are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the 1995 LP interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on the 1995 LP receiving its net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Coral Reserves, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                   Very truly yours,


                                   /s/ Frederic D. Sewell

             [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


                            November 30, 1999


Mr. Leo E. Woodard
Coral Reserves
Suite 600
119 North Robinson
Oklahoma City, Oklahoma 73102

Dear Mr. Woodard:

     In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the Coral Reserves Energy Income Fund 1996 Limited Partnership (1996 LP) interest in certain oil and gas properties located in the United States as listed in the accompanying tabulations. As requested, lease and well operating costs for all properties include the per-well overhead expenses allowed under joint operating agreements. This report has been prepared using constant prices and costs specified by Coral Reserves (Coral) as set forth in this letter.

     As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the 1996 LP interest, as of September 30, 1999, to be:

                                                Net Reserves                           Future Net Revenue
                                    -------------------------------------   ----------------------------------------------
                                           Oil                 Gas                                      Present Worth
        Category/(1)/                   (Barrels)             (MCF)                Total                    at 10%
-----------------------------       ----------------   ------------------   --------------------  ------------------------
Exchange Developed
  Producing                               145,940            5,867,587            $10,150,500                 $6,227,800
  Non-Producing                             8,131            1,148,505              2,018,200                    975,200
Exchange Undeveloped                       45,779              898,715              1,487,800                    746,500
                                    ----------------   ------------------   --------------------  ------------------------

     Total Exchange                       199,850            7,914,807            $13,656,500                 $7,949,500

/(1)/ In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

          The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

          This report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.


SMC:JLW

[LOGO OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the 1996 LP interest is prior to deducting state production taxes and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Coral. These costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. Headquarters general and administrative overhead expenses of 1996 LP or Coral are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the 1996 LP interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on the 1996 LP receiving its net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

[LOGO OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Coral Reserves, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                             Very truly yours,

                                             /s/ Frederic D. Sewell

             [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


                               November 30, 1999


Mr. Leo E. Woodard
Coral Reserves
Suite 600
119 North Robinson
Oklahoma City, Oklahoma 73102

Dear Mr. Woodard:

     In accordance with your request, we have estimated the exchange reserves and future revenue, as of September 30, 1999, to the Coral Reserves 1996 Institutional Limited Partnership (1996-I LP) interest in certain oil and gas properties located in Oklahoma as listed in the accompanying tabulations. As requested, lease and well operating costs for all properties include the per-well overhead expenses allowed under joint operating agreements. This report has been prepared using constant prices and costs specified by Coral Reserves (Coral) as set forth in this letter.

     As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the 1996-I LP interest, as of September 30, 1999, to be:

                                                 Net Reserves                           Future Net Revenue
                                    -------------------------------------   -----------------------------------------------
                                           Oil                 Gas                                      Present Worth
     Category/(1)/                      (Barrels)             (MCF)                Total                    at 10%
--------------------------          ----------------   ------------------   --------------------  -------------------------
Exchange Developed
  Producing                                  132,423            4,424,652            $ 8,138,300                 $5,004,500
  Non-Producing                               32,415              413,683              1,046,000                    384,600
Exchange Undeveloped                          52,436              780,886              1,424,400                    763,500
                                    ----------------   ------------------   --------------------  -------------------------
     Total Exchange                          217,274            5,619,221            $10,608,700                 $6,152,600

/(1)/ In accordance with Securities and Exchange Commission requirements, the reserves in this report, which conform to the proved reserves as set forth in the definitions of reserves adopted by the Society of Petroleum Engineers, are referred to as "exchange" reserves.

          The oil reserves shown include crude oil and condensate. Oil volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

          This report includes summary projections of reserves and revenue for each reserve category along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.

[LOGO OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     The estimated reserves and future revenue shown in this report are for exchange developed producing, exchange developed non-producing, and exchange undeveloped reserves. As requested, value for probable or possible reserves which exist for these properties has not been included. This report does not include any value which could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Definitions of all reserve categories are presented immediately following this letter.

     Future gross revenue to the 1996-I LP interest is prior to deducting state production taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

     For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

     As requested, this report has been prepared using oil and gas prices specified by Coral. Oil prices are based on a West Texas Intermediate posted price of $18.10 per barrel, adjusted by lease for gravity, transportation fees, and regional posted price differentials. Gas prices are based on $2.52 per MMBTU, adjusted by lease for transportation fees, BTU content, and regional price differentials. Oil and gas prices are held constant throughout the life of the properties.

     Lease and well operating costs are based on operating expense records of Coral. These costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. Headquarters general and administrative overhead expenses of 1996-I LP or Coral are not included. Lease and well operating costs are held constant throughout the life of the properties. Capital costs are included as required for workovers, new development wells, and production equipment.

     We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the 1996-I LP interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on the 1996-I LP receiving its net revenue interest share of estimated future gross gas production.

     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

[LOGO OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

     In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

     The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Coral Reserves, other interest owners, various operators of the properties, and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                 Very truly yours,

                                 /s/ Frederic D. Sewell

[LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]





                            DEFINITIONS OF RESERVES
                            -----------------------

                               EXCHANGE RESERVES

Exchange reserves are the estimated quantities of crude oil, natural gas, and
-----------------
natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under economic and operating conditions specified by Coral Reserves. Exchange reserves are limited to those quantities of oil and gas which can be expected, with little doubt, to be recoverable commercially at prices and costs specified by Coral Reserves, under existing regulatory practices and with existing conventional equipment and operating methods.

Exchange developed producing reserves are those reserves which are expected to
-------------------------------------
be produced from existing completion intervals now open for production in existing wells.

Exchange developed non-producing reserves are (1) those reserves expected to be
-----------------------------------------
produced from existing completion intervals in existing wells, but due to pending pipeline connections or other mechanical or contractual requirements hydrocarbon sales have not yet commenced, and (2) other non-producing reserves which exist behind the casing of existing wells, or at minor depths below the present bottom of such wells, which are expected to be produced through these wells in the predictable future, where the cost of making such oil and gas available for production should be relatively small compared to the cost of a new well.

Exchange undeveloped reserves are those reserves which are expected to be
-----------------------------
recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion. Exchange reserves on undrilled acreage are limited to those drilling units offsetting productive units that are reasonably certain of production when drilled.

                               PROBABLE RESERVES

Probable reserves are those reserves which geological and engineering data
-----------------
demonstrate to be potentially recoverable, but where some element of risk or insufficient data prevent classification as exchange.

                               POSSIBLE RESERVES

Possible reserves are those speculative reserves estimated beyond exchange and
-----------------
probable reserves where geologic and engineering data suggest the presence of additional reserves, but where the risk is relatively high.